UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wecker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
One North Wecker Drive,
Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

Item 1.   Reports to Stockholders.

Fort Dearborn Income Securities, Inc.
Semiannual Report
March 31, 2010

Fort Dearborn Income Securities, Inc.

May 14, 2010

Dear shareholder,
We present you with the semiannual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the six months ended March 31, 2010.

Performance
For the six months ended March 31, 2010, the Fund returned 2.58% on a net asset value basis, and 3.56% on a market price basis. Over the same period, the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated median, posted a return of 4.38% on a net asset value basis, and 3.66% on a market price basis, while the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), gained 2.11%[1]. (For more performance information, please refer to “Performance at a glance” on page 7.)
Fort Dearborn Income Securities, Inc.
Investment goal:
Current income consistent with external interest rate conditions and total return

Portfolio Manager:
Michael Dow UBS Global Asset Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

On an NAV basis, the Fund underperformed its peer group, but outperformed its benchmark during the reporting period. Neither the Fund nor the Index used leverage during that time, though some funds in the Fund’s Lipper peer group may have used leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV per share during the six-month reporting period. Based on data provided by Lipper, Inc., the Fund’s monthly average discount of 10.83% was greater than the 4.50% median discount of its Lipper peer group over the same period. As of March 31, 2010, the Fund was trading at a discount of 9.6%, while the median discount of its Lipper peer group was 2.8%.

[1]	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (7+ years), 75% Barclays Capital US Credit Index (7+ years), 10% Barclays Capital US MBS Fixed Rate Index (all maturities) and 10% Barclays Capital US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

A fund trades at a discount when the market price at which its shares trade is less than its NAV per share. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	While economic growth in the US was still strained when the reporting period began, the recession—considered to be the longest since the Great Depression—appears to have ended.[2] Looking back, gross domestic product (“GDP”) contracted 6.4% during the first quarter of 2009, its third consecutive quarterly contraction. While the economy continued to struggle during the second quarter of 2009, GDP fell at a more modest pace, declining 0.7%. The Department of Commerce then reported that third quarter 2009 GDP increased 2.2%, followed by a strong 5.6% expansion in the fourth quarter of 2009. The advance GDP estimate for the first quarter 2010 was 3.2%. The US economy’s turnaround was due, in part, to the Federal Reserve Board’s (the “Fed”) accommodative monetary policy and the federal government’s $787 billion stimulus program.

Q.	How did the Fed react to the challenging economic environment?
A.	Throughout the reporting period, the Fed maintained its highly accommodative monetary policy as it sought to further stabilize the financial markets and stimulate economic growth. For example, the Fed continued to directly purchase US Treasuries and agency mortgagebacked securities in an attempt to keep interest rates low and to resuscitate the long-ailing housing market.

The Fed kept the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed maintained this rate throughout the entire reporting period,

[2]	The National Bureau of Economic Research (NBER) defines economic recession as: “a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale/retail sales.”

Fort Dearborn Income Securities, Inc.

indicating at its March 2010 meeting that it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the bond market perform during the reporting period?
A.	In sharp contrast to late 2008 and early 2009, when investors were drawn to the relative safety of short-term Treasuries, risk aversion continued to abate over the six-month reporting period. Against this backdrop, the US spread sectors (non-Treasuries) generated strong results during the reporting period. Overall, during the six months ended March 31, 2010, the US bond market, as measured by the Barclays Capital US Aggregate Index,[3] returned 1.99%.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	During the early part of the reporting period, the Fund’s duration, which measures a portfolio’s sensitivity to changes in interest rates, was largely in line with the Index. However, in March 2010, we slightly shortened the Fund’s duration versus the Index, in anticipation that the strengthening economy would put pressure on interest rates and in advance of the removal of sizable liquidity provisions by the Federal Reserve. In addition, we felt that the amount of new Treasury issuance that would be required to fund the federal deficit would further contribute to rising rates in the future. This adjustment was beneficial for the Fund’s performance, as both short- and long-term rates moved higher toward the end of the reporting period.

Q.	How was the Fund positioned from a yield curve perspective?
A.	As the period began, the yield curve was relatively steep. We anticipated that it would flatten and positioned the portfolio to benefit by overweighting the 10+ year segment of the curve and underweighting the five- to eight-year segment of the curve.

[3]	The Barclays Capital US Aggregate Index is an unmanaged index of the USD-denominated, investment-grade, fixed-rate and taxable bond market of SEC-registered securities. The Index includes bonds from the treasury, government-related, corporate, mortgage backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

However, contrary to our view, the yield curve steepened further during the period as short-term rates were largely anchored by the historically low fed funds rate, and long-term rates rose given future inflation forecasts. (The yield curve graphically reflects the relationship between interest rates and time to maturity of debt securities at a set point in time). As a result, our positioning was not rewarded, and detracted from results.

Q.	How did you manage the Fund’s portfolio during the reporting period?
A.	Investor risk appetites remained robust during the reporting period, as they sought to generate incremental income given the relatively low interest rate environment. As a result, demand for low-yielding Treasuries waned, whereas demand for the spread sectors (non-government debt) was strong throughout the six-month period. Against this backdrop, the Fund’s overweight to the spread sectors and underweight to US Treasuries was a significant contributor to performance.

Within the spread sectors, the Fund’s out-of-index exposure to commercial mortgage-backed securities (CMBS) was rewarded. Within the CMBS sector, we favored AAA-rated securities at the top of the capital structure, as we found them to be attractively valued. This benefited the Fund’s performance when these securities posted very strong results during the reporting period.

The Fund’s corporate bond holdings also helped performance. The corporate sector performed poorly in 2008, due to the continued fallout from the credit crisis, the rapidly weakening economy and heightened investor risk aversion. While these headwinds continued into early 2009, corporate spreads—the difference between the yields paid on corporate securities versus those paid on US Treasuries—subsequently narrowed sharply during the reporting period in the wake of the improving economy and better-than-expected corporate earnings. Within the corporate sector, the Fund’s overweight to financials enhanced its performance. However, security selection in the corporate sector detracted from results as a number of holdings in the Fund did not meet our expectations.

Elsewhere, the Fund’s asset-backed securities (ABS) were positive contributors to results. In particular, our exposure to BBB-rated credit card receivables performed well as their spreads narrowed from their elevated levels.

Fort Dearborn Income Securities, Inc.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	While the worst of the global recession appears to be over, a number of uncertainties remain regarding the sustainability of the economic recovery. Unemployment remains high and the government’s stimulus programs are scheduled to largely expire as the year progresses. However, we do not expect to see a double-dip recession, and we believe inflation will remain benign. Against this backdrop, we anticipate maintaining our overweight to the spread sectors and an underweight to US Treasuries. We also continue to have a yield curve flattening bias for the Fund’s portfolio, as we feel the historically steep yield curve is unsustainable.

Fort Dearborn Income Securities, Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2010. The views and opinions in the letter were current as of May 14, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/2010

Net asset value returns	6 months	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	2.58%	22.30%	5.92%	6.92%

Lipper Corporate Debt Funds BBB-Rated median	4.38%	26.61%	5.56%	6.27%

Market price returns

Fort Dearborn Income Securities, Inc.	3.56%	19.58%	6.82%	7.93%

Lipper Corporate Debt Funds BBB-Rated median	3.66%	28.92%	6.82%	8.15%

Index returns

Investment Grade Bond Index(1)	2.11%	19.29%	5.47%	7.26%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

(1)	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (7+ years), 75% Barclays Capital US Credit Index (7+ years), 10% Barclays Capital US MBS Fixed Rate Index (all maturities) and 10% Barclays Capital US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics*	03/31/10	09/30/09	03/31/09

Net assets (mm)	$142.3	$144.8	$124.1

Weighted average maturity (yrs.)	18.0	17.9	18.0

Modified duration (yrs.)†	8.5	8.9	7.9

Credit quality**	03/31/10	03/31/10	03/31/09

AAA	18.6%	17.8%	37.8%

AA	6.1	8.9	7.2

A	34.7	36.6	29.8

BBB	36.3	33.6	22.7

BB	0.5	0.6	0.5

B	0.2	—	0.1

CCC and Below	0.0	0.2	0.1

Non-rated	1.5	0.3	0.4

Cash equivalents	1.4	0.9	1.0

Other assets, less liabilities	0.7	1.1	0.4

Total	100%	100%	100%

*	Characteristics will vary over time.
**	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual holdings. S&P is an independent ratings agency.
†	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of March 31, 2010 (unaudited)

Bonds
Corporate bonds
Aerospace & defense	0.67%
Automobiles	0.72
Banks	0.73
Beverages	0.53
Biotechnology	0.35
Building materials	0.35
Capital markets	3.57
Chemicals	1.78
Commercial banks	5.63
Commercial services & supplies	1.39
Communications equipment	0.85
Construction materials	0.23
Consumer finance	1.15
Diversified financial services	8.24
Diversified telecommunication services	5.69
Electric utilities	5.50
Energy equipment & services	0.90
Environmental control	0.29
Food & staples retailing	2.22
Food products	0.57
Health care providers & services	1.13
Independent power producers & energy traders	1.31
Insurance	3.88
Media	4.60
Metals & mining	0.33
Multiline retail	0.46
Multi-utilities	1.16
Office electronics	0.41
Oil, gas & consumable fuels	6.22
Paper & forest products	0.21
Pharmaceuticals	2.06
Pipelines	0.19
Real estate investment trust (REIT)	0.57
Road & rail	1.10
Software	0.43
Specialty retail	0.25
Telecommunications	0.43
Tobacco	1.77
Wireless telecommunication services	0.48

Total corporate bonds	68.35

Asset-backed securities	1.31
Commercial mortgage-backed securities	4.53

9

Fort Dearborn Income Securities, Inc.

Industry diversification (concluded)
As a percentage of net assets
As of March 31, 2010 (unaudited)

Bonds (concluded)
Mortgage & agency debt securities	12.85%
Municipal bonds	4.96
US government obligations	3.64
Non US-government obligations	2.18

Total bonds	97.82
Preferred stock	0.02
Short-term investment	1.44

Total investments	99.28
Cash and other assets, less liabilities	0.72

Net assets	100.00%

10

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—97.82%

Corporate bonds—68.35%

Bermuda—0.11%
Validus Holdings Ltd.,
8.875%, due 01/26/40	$150,000	$153,931

Canada—2.28%
Anadarko Finance Co.,
Series B,
7.500%, due 05/01/31	490,000	550,625

Canadian National Railway Co.,
6.900%, due 07/15/28	285,000	326,410

Canadian Natural Resources Ltd.,
5.850%, due 02/01/35	435,000	422,927

EnCana Corp.,
6.500%, due 05/15/19	440,000	490,754

Petro-Canada,
6.800%, due 05/15/38	520,000	556,374

Potash Corp of Saskatchewan, Inc.,
6.500%, due 05/15/19	275,000	305,867

TransCanada PipeLines Ltd.,
7.125%, due 01/15/19	500,000	585,807

Total Canada corporate bonds		3,238,764

Cayman Islands—1.15%
Petrobras International Finance Co.,
6.875%, due 01/20/40	350,000	357,875

Transocean, Inc.,
6.800%, due 03/15/38	535,000	600,747

7.500%, due 04/15/31	575,000	674,198

Total Cayman Islands corporate bonds		1,632,820

Finland—0.23%
Nokia OYJ,
5.375%, due 05/15/19	315,000	331,784

France—0.52%
Credit Agricole SA,
6.637%, due 05/31/17(1),(2),(3)	235,000	205,037

Electricite de France,
6.950%, due 01/26/39(1)	465,000	533,837

Total France corporate bonds		738,874

11

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Luxembourg—0.93%
Enel Finance International SA,
6.000%, due 10/07/39(1)	$365,000	$347,271

Telecom Italia Capital SA,
6.375%, due 11/15/33	1,060,000	981,955

Total Luxembourg corporate bonds		1,329,226

Malaysia—0.12%
Petronas Capital Ltd.,
5.250%, due 08/12/19(1)	175,000	177,168

Mexico—0.43%
America Movil SAB de CV,
5.000%, due 03/30/20(1)	625,000	616,930

Netherlands—1.09%
E.ON International Finance BV,
6.650%, due 04/30/38(1)	725,000	813,459

EDP Finance BV,
6.000%, due 02/02/18(1)	350,000	360,232

Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26(1)	350,000	372,322

Total Netherlands corporate bonds		1,546,013

Qatar—0.37%
Qtel International Finance Ltd.,
7.875%, due 06/10/19(1)	455,000	525,860

Switzerland—0.46%
Credit Suisse,
6.000%, due 02/15/18	615,000	651,150

United Kingdom—2.33%
Anglo American Capital PLC,
9.375%, due 04/08/19(1),(4),(5)	370,000	471,273

Barclays Bank PLC,
5.125%, due 01/08/20	320,000	315,542

6.750%, due 05/22/19	385,000	425,923

British Telecommunications PLC,
9.625%, due 12/15/30	555,000	698,900

Lloyds TSB Bank PLC,
5.800%, due 01/13/20(1)	380,000	370,761

12

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United Kingdom—(concluded)
Royal Bank of Scotland Group PLC,
6.400%, due 10/21/19	$350,000	$349,913

Vodafone Group PLC,
5.450%, due 06/10/19	325,000	337,258

6.150%, due 02/27/37	340,000	348,256

Total United Kingdom corporate bonds		3,317,826

United States—58.33%
Abbey National Capital Trust I,
8.963%, due 06/30/30(2),(3)	265,000	283,550

Allergan, Inc.,
5.750%, due 04/01/16	675,000	752,855

Allstate Corp.,
5.350%, due 06/01/33	575,000	539,078

Alltel Corp.,
7.875%, due 07/01/32	300,000	359,455

Altria Group, Inc.,
9.700%, due 11/10/18	460,000	565,629

9.950%, due 11/10/38	175,000	229,804

American Express Credit Corp.,
5.125%, due 08/25/14	1,000,000	1,061,728

American International Group, Inc.,
5.850%, due 01/16/18	800,000	743,333

Amgen, Inc.,
6.400%, due 02/01/39	325,000	351,155

Anadarko Petroleum Corp.,
6.450%, due 09/15/36	375,000	382,177

Anheuser-Busch Cos., Inc.,
6.450%, due 09/01/37	400,000	426,278

Archer-Daniels-Midland Co.,
7.000%, due 02/01/31	300,000	343,555

AT&T, Inc.,
6.500%, due 09/01/37	2,550,000	2,644,194

AXA Financial, Inc.,
7.000%, due 04/01/28	165,000	162,839

Bank of America Corp.,
5.420%, due 03/15/17	2,200,000	2,174,141

13

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Bank of America NA,
6.000%, due 10/15/36	$500,000	$462,654

Bear Stearns Cos., LLC,
7.250%, due 02/01/18	1,310,000	1,513,954

Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	350,000	359,284

Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35	250,000	277,232

Burlington Northern Santa Fe Corp.,
7.082%, due 05/13/29	745,000	829,510

Capital One Bank USA NA,
8.800%, due 07/15/19	375,000	453,097

Capital One Capital VI,
8.875%, due 05/15/40	325,000	354,180

Capital One Financial Corp.,
7.375%, due 05/23/14	500,000	571,366

Caterpillar Financial Services Corp.,
5.450%, due 04/15/18	340,000	359,696

CenterPoint Energy Resources Corp.,
6.000%, due 05/15/18	285,000	301,203

CenturyTel, Inc.,
Series P,
7.600%, due 09/15/39	200,000	192,791

Cisco Systems, Inc.,
5.900%, due 02/15/39	655,000	664,991

Citigroup, Inc.,
6.125%, due 05/15/18	700,000	715,252

8.125%, due 07/15/39	1,775,000	2,049,065

CNA Financial Corp.,
7.350%, due 11/15/19	125,000	130,641

Comcast Corp.,
6.950%, due 08/15/37	2,250,000	2,434,091

ConocoPhillips,
6.500%, due 02/01/39	740,000	826,623

Consolidated Edison Co., Inc.,
7.125%, due 12/01/18	400,000	471,927

CRH America, Inc.,
6.000%, due 09/30/16	310,000	333,087

14

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
CVS Caremark Corp.,
6.125%, due 09/15/39	$425,000	$422,398

6.250%, due 06/01/27	500,000	519,221

Daimler Finance North America LLC,
8.500%, due 01/18/31	845,000	1,031,622

DCP Midstream LLC,
9.750%, due 03/15/19(1)	170,000	217,936

DIRECTV Holdings LLC,
6.350%, due 03/15/40(1)	365,000	362,322

Discover Bank,
8.700%, due 11/18/19	250,000	273,818

Dominion Resources, Inc.,
Series B,
5.950%, due 06/15/35	495,000	500,321

Dow Chemical Co.,
8.550%, due 05/15/19	250,000	302,435

DTE Energy Co.,
6.350%, due 06/01/16	500,000	540,551

Duke Energy Carolinas LLC,
6.050%, due 04/15/38	350,000	365,175

Enterprise Products Operating LLC,
6.125%, due 10/15/39	500,000	491,614

ERAC USA Finance Co.,
7.000%, due 10/15/37(1)	440,000	453,615

8.000%, due 01/15/11(1)	475,000	498,329

Exelon Generation Co. LLC,
5.350%, due 01/15/14	130,000	138,618

FirstEnergy Solutions Corp.,
6.800%, due 08/15/39	625,000	611,951

Florida Power Corp.,
6.350%, due 09/15/37	215,000	232,159

FPL Group Capital, Inc.,
6.650%, due 06/15/67(2)	200,000	190,000

General Electric Capital Corp.,
5.500%, due 01/08/20	140,000	142,837

5.875%, due 01/14/38	1,745,000	1,659,057

6.875%, due 01/10/39	745,000	803,564

15

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	$600,000	$661,771

GMAC, Inc.,
6.875%, due 09/15/11	202,000	205,282

Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	1,026,000	1,085,590

6.750%, due 10/01/37	1,070,000	1,068,656

Harris Corp.,
6.375%, due 06/15/19	200,000	218,048

Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	590,000	523,492

Hasbro, Inc.,
6.350%, due 03/15/40	365,000	360,638

HSBC Bank USA NA,
5.625%, due 08/15/35	855,000	802,465

ICI Wilmington, Inc.,
5.625%, due 12/01/13	850,000	908,764

International Paper Co.,
9.375%, due 05/15/19	235,000	293,773

JP Morgan Chase Capital XXII,
Series V,
6.450%, due 02/02/37	475,000	440,994

JP Morgan Chase Capital XXV,
Series Y,
6.800%, due 10/01/37	1,100,000	1,094,969

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	710,000	667,308

Kraft Foods, Inc.,
6.875%, due 01/26/39	440,000	476,471

Kroger Co.,
6.900%, due 04/15/38	650,000	725,070

Lehman Brothers Holdings, Inc.,
6.750%, due 12/28/17(4),(6),(7)	585,000	0

6.875%, due 05/02/18(6)	785,000	185,456

Life Technologies Corp.,
6.000%, due 03/01/20	135,000	138,223

16

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Lockheed Martin Corp.,
5.500%, due 11/15/39	$450,000	$439,057

Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39(1)	275,000	350,305

Merck & Co., Inc.,
6.400%, due 03/01/28	520,000	568,623

Merrill Lynch & Co., Inc.,
5.700%, due 05/02/17	400,000	397,598

6.875%, due 04/25/18	365,000	393,349

MetLife, Inc.,
6.400%, due 12/15/36	300,000	268,500

10.750%, due 08/01/39	225,000	290,014

MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	685,000	674,352

Morgan Stanley,
5.625%, due 09/23/19	600,000	597,884

Series F,
6.625%, due 04/01/18	900,000	959,921

7.250%, due 04/01/32	355,000	404,062

Mosaic Co.,
7.375%, due 12/01/14(1)	950,000	1,016,713

Motiva Enterprises LLC,
6.850%, due 01/15/40(1)	340,000	366,399

National Rural Utilities Cooperative Finance Corp.,
10.375%, due 11/01/18	160,000	212,811

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31(1)	400,000	405,191

New Cingular Wireless Services, Inc.,
8.750%, due 03/01/31	420,000	542,309

News America, Inc.,
6.200%, due 12/15/34	695,000	693,180

6.900%, due 08/15/39	350,000	382,079

Nisource Finance Corp.,
10.750%, due 03/15/16	605,000	769,042

Norfolk Southern Corp.,
5.590%, due 05/17/25	200,000	196,101

17

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
NuStar Logistics LP,
7.650%, due 04/15/18	$575,000	$646,003

Oncor Electric Delivery Co., LLC,
6.800%, due 09/01/18	425,000	477,465

ONEOK Partners LP,
8.625%, due 03/01/19	215,000	265,492

Oracle Corp.,
6.500%, due 04/15/38	550,000	607,078

Owens Corning,
6.500%, due 12/01/16	475,000	502,700

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	556,100

8.250%, due 10/15/18	275,000	335,708

Pacific Life Insurance Co.,
9.250%, due 06/15/39(1)	350,000	433,695

Pemex Project Funding Master Trust,
5.750%, due 03/01/18	685,000	704,964

PepsiCo, Inc.,
7.900%, due 11/01/18	260,000	322,024

Philip Morris International, Inc.,
5.650%, due 05/16/18	1,200,000	1,292,006

Principal Financial Group, Inc.,
8.875%, due 05/15/19	295,000	354,253

Progressive Corp.,
6.250%, due 12/01/32	275,000	281,359

ProLogis, REIT,
5.625%, due 11/15/15	825,000	817,942

Prudential Financial, Inc.,
Series C,
5.400%, due 06/13/35	425,000	378,443

PSEG Power LLC,
8.625%, due 04/15/31	695,000	889,863

Qwest Corp.,
7.625%, due 06/15/15	340,000	371,450

Republic Services, Inc.,
6.200%, due 03/01/40(1)	425,000	413,981

Reynolds American, Inc.,
7.250%, due 06/15/37	425,000	432,568

18

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Safeway, Inc.,
7.450%, due 09/15/27	$725,000	$831,308

Schering-Plough Corp.,
6.550%, due 09/15/37	525,000	599,568

SLM Corp.,
8.000%, due 03/25/20	360,000	350,553

Southern California Edison Co.,
6.650%, due 04/01/29	320,000	348,457

Southwestern Electric Power Co.,
6.450%, due 01/15/19	500,000	538,683

Sprint Capital Corp.,
6.875%, due 11/15/28	500,000	402,500

SunTrust Bank,
7.250%, due 03/15/18	335,000	358,231

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	295,000	298,998

Target Corp.,
6.500%, due 10/15/37	290,000	315,590

7.000%, due 07/15/31	305,000	343,607

Tennessee Valley Authority,
6.150%, due 01/15/38	1,675,000	1,863,592

Time Warner Cable, Inc.,
6.550%, due 05/01/37	305,000	311,743

7.300%, due 07/01/38	600,000	667,754

8.750%, due 02/14/19	410,000	508,474

Time Warner, Inc.,
7.625%, due 04/15/31	1,030,000	1,176,384

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	367,569

Union Electric Co.,
6.700%, due 02/01/19	340,000	376,109

Union Pacific Corp.,
7.875%, due 01/15/19	180,000	216,251

United Technologies Corp.,
5.700%, due 04/15/40	500,000	505,669

UnitedHealth Group, Inc.,
6.875%, due 02/15/38	865,000	918,004

19

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Valero Energy Corp.,
6.125%, due 02/01/20	$420,000	$420,106

7.500%, due 04/15/32	400,000	412,247

Verizon Communications, Inc.,
6.900%, due 04/15/38	195,000	215,063

Verizon New York, Inc.,
Series B,
7.375%, due 04/01/32	1,085,000	1,166,401

Wachovia Bank NA,
5.850%, due 02/01/37	755,000	705,044

Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	600,000	665,165

Washington Mutual Bank,
5.500%, due 01/15/13(6)	750,000	4,688

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(1),(2),(3),(4),(5),(6)	1,300,000	37,375

Waste Management, Inc.,
6.100%, due 03/15/18	700,000	753,848

WellPoint, Inc.,
5.850%, due 01/15/36	705,000	682,170

Wells Fargo Bank NA,
5.950%, due 08/26/36	750,000	704,659

Wells Fargo Capital X,
5.950%, due 12/15/36	475,000	435,498

Wells Fargo Capital XIII,
7.700%, due 03/26/13(2),(3)	500,000	516,250

Williams Partners LP,
6.300%, due 04/15/40(1)	275,000	273,269

Wisconsin Power & Light Co.,
7.600%, due 10/01/38	175,000	213,918

Xerox Corp.,
6.350%, due 05/15/18	540,000	584,968

Total United States corporate bonds		83,035,225

Total corporate bonds (cost—$94,384,087)		97,295,571

20

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—1.31%

United States—1.31%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.446%, due 08/25/35(2)	$150,887	$139,784

Citibank Credit Card Issuance Trust,
Series 2003-C4, Class C4,
5.000%, due 06/10/15	450,000	458,622

Series 2007-A3, Class A3,
6.150%, due 06/15/39	390,000	430,208

Continental Airlines, Inc.,
Series 2009-2 Class A,
7.250%, due 11/10/19	300,000	321,000

MBNA Credit Card Master Note Trust,
Series 2004-B1, Class B1,
4.450%, due 08/15/16	500,000	511,971

Total asset-backed securities (cost—$1,682,555)		1,861,585

Commercial mortgage-backed securities—4.53%

United States—4.53%
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A4,
5.356%, due 10/10/45	1,125,000	1,093,127

Series 2007-2, Class A4,
5.689%, due 04/10/49(2)	750,000	719,845

Series 2007-2, Class AM,
5.699%, due 04/10/49(2)	475,000	352,927

Commercial Mortgage Pass Through Certificates,
Series 2006-CN2A, Class A2FX,
5.449%, due 02/05/19(1)	625,000	623,424

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	1,100,000	907,650

Series 2006-GG7, Class A4,
6.085%, due 07/10/38(2)	1,225,000	1,248,785

GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4,
5.805%, due 08/10/45(2)	750,000	694,887

21

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)

United States—(concluded)
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class AM,
5.466%, due 01/15/45(2)	$925,000	$812,364

Total commercial mortgage-backed securities (cost—$5,508,294)		6,453,009

Mortgage & agency debt securities—12.85%

United States—12.85%
Federal Home Loan Mortgage Corp.,(8)
3.750%, due 03/27/19	2,500,000	2,438,835

5.000%, due 01/30/14	30,000	33,079

Federal Home Loan Mortgage Corp. Gold Pools,
#E01127,
6.500%, due 02/01/17(8)	83,870	90,994

Federal National Mortgage Association Pools,(8)
5.000%, TBA	8,000,000	8,220,000

#688066,
5.500%, due 03/01/33	254,926	272,366

#793666,
5.500%, due 09/01/34	1,397,829	1,479,406

#802481,
5.500%, due 11/01/34	239,237	254,021

#596124,
6.000%, due 11/01/28	172,174	184,450

#991043,
6.000%, due 10/01/38	2,537,871	2,698,906

#253824,
7.000%, due 03/01/31	84,118	94,135

Federal National Mortgage Association REMIC,
Series 1993-106, Class Z,
7.000%, due 06/25/13(8)	29,472	31,432

Government National Mortgage Association Pools,
#701813,
4.500%, due 04/15/39	721,045	731,065

#781029,
6.500%, due 05/15/29	50,779	55,937

GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,300,000	911,079

22

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	$784,477	$795,386

Total mortgage & agency debt securities (cost—$18,580,607)		18,291,091

Municipal bonds—4.96%

California—1.09%
Los Angeles Unified School District,
6.758%, due 07/01/34	150,000	155,049

State of California,
7.300%, due 10/01/39	570,000	571,921

7.550%, due 04/01/39	365,000	379,549

7.950%, due 03/01/36	250,000	256,518

University of California Revenue Bonds,
5.770%, due 05/15/43	195,000	188,007

		1,551,044

Illinois—1.36%
Illinois State Taxable Pension,
5.100%, due 06/01/33	2,350,000	1,938,092

New Jersey—2.33%
New Jersey Economic Development Authority Revenue Bonds,
Series B,
10.146% due 02/15/18(9)	5,000,000	3,145,950

New Jersey State Turnpike Authority Revenue Bonds,
Series F,
7.414%, due 01/01/40	140,000	162,723

		3,308,673

New York—0.18%
New York State Urban Development Corp. Revenue Bonds,
5.770%, due 03/15/39	265,000	261,682

Total municipal bonds (cost—$6,913,506)		7,059,491

US government obligations—3.64%
US Treasury Bond,
4.375%, due 11/15/39	150,000	141,844

23

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(concluded)

US government obligations—(concluded)
US Treasury Notes,
0.750%, due 11/30/11	$310,000	$309,576

0.875%, due 01/31/12	2,030,000	2,027,621

1.000%, due 10/31/11	60,000	60,208

1.000%, due 12/31/11	1,785,000	1,788,556

2.375%, due 02/28/15	175,000	173,798

3.625%, due 02/15/20	685,000	673,334

Total US government obligations (cost—$5,182,197)		5,174,937

Non-US government obligations—2.18%

Brazil—1.46%
Brazilian Government International Bond,
8.250%, due 01/20/34	900,000	1,147,500

8.875%, due 04/15/24	700,000	924,000

		2,071,500

Mexico—0.72%
United Mexican States,
8.300%, due 08/15/31	800,000	1,028,000

Total non US-government obligations (cost—$2,890,218)		3,099,500

Total bonds (cost—$135,141,464)		139,235,184

	Shares

Preferred stock—0.02%

United States—0.02%

Commercial banks—0.02%
GMAC, Inc.
7.000%(1),(10) (cost—$34,713)	42	32,015

Short-term investment—1.44%

Investment company—1.44%
UBS Cash Management Prime Relationship Fund,
0.112%(11),(12) (cost—$2,050,183)	2,050,183	2,050,183

Total investments—99.28% (cost—$137,226,360)		141,317,382

Cash and other assets, less liabilities—0.72%		1,028,115

Net assets—100.00%		$142,345,497

24

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $137,226,360; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,468,570

Gross unrealized depreciation	(4,377,548)

Net unrealized appreciation of investments	$4,091,022

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $10,241,344 or 7.19% of net assets.
(2)	Floating rate security—The interest rates shown are the current rates as of March 31, 2010.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is illiquid. At March 31, 2010, the value of these securities amounted to $508,648 or 0.36% of net assets.
(5)	These securities, which represent 0.36% of net assets as of March 31, 2010, are considered restricted. (See restricted securities table below for more information.)

Restricted securities
					03/31/10
			Acquisition		Market
			cost as a	03/31/10	value as a
	Acquisition	Acquisition	percentage	Market	percentage
Securities	dates	cost	of net assets	value	of net assets

Anglo American
Capital PLC,
9.375%, due 04/08/19	04/02/09	$250,000	0.17%	$318,428	0.23%

9.375%, due 04/08/19	04/08/09	120,563	0.08	152,845	0.11

Washington Mutual
Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	614,225	0.43	17,250	0.01

9.750%, due 12/15/17	10/25/07	592,000	0.42	17,250	0.01

9.750%, due 12/15/17	11/02/07	93,500	0.07	2,875	0.00(1)

		$1,670,288	1.17%	$508,648	0.36%

(1) Amount represents less than 0.005%.

(6)	Security is in default.
(7)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At March 31, 2010, the value of this security amounted to $0 or 0.00% of net assets.

25

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

(8)	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(9)	Rate shown reflects annualized yield at March 31, 2010 on zero coupon bond.
(10)	This security is subject to a perpetual call and may be called in full or partially on or any time after December 31, 2011.
(11)	The table below details the Fund’s investments in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

		Purchases	Sales		Income
		during the	during the		earned from
		six months	six months		affiliate for
Security	Value	ended	ended	Value	the six months
description	09/30/09	03/31/10	03/31/10	03/31/10	ended 03/31/10

UBS Cash Management
Prime Relationship
Fund	$1,324,178	$21,911,242	$21,185,237	$2,050,183	$2,915

(12)	The rate shown reflects the yield at March 31, 2010.
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSR	Goldman Sachs Residential
REIT	Real estate investment trust
REMIC	Real Estate Mortgage Investment Conduit
SLM	Sallie Mae
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

26

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2010 (unaudited)

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments:

Measurements at 03/31/10

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$97,258,196	$37,375	$97,295,571

Asset-backed securities	—	1,861,585	—	1,861,585

Commercial mortgage-
backed securities	—	6,453,009	—	6,453,009

Mortgage & agency
debt securities	—	18,291,091	—	18,291,091

Municipal bonds	—	7,059,491	—	7,059,491

US government
obligations	—	5,174,937	—	5,174,937

Non-US government
obligations	—	3,099,500	—	3,099,500

Preferred stock	—	32,015	—	32,015

Short-term investment	—	2,050,183	—	2,050,183

Total	$—	$141,280,007	$37,375	$141,317,382

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Total

Assets
Beginning balance	$14,875	$14,875

Total gains or losses (realized/unrealized) included in earnings(a)	24,375	24,375

Purchases, sales, issuances, and settlements (net)	—	—

Transfers in and/or out of Level 3	(1,875)	(1,875)

Ending balance	$37,375	$37,375

The amount of total gains or losses for the period included
in earnings attributable to the change in unrealized gains or
losses relating to investments still held at 03/31/10.	$27,246	$27,246

(a)	Does not include unrealized losses of $59 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements

27

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—March 31, 2010 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$135,176,177)	$139,267,199

Investments in securities of affiliated issuers, at value (cost—$2,050,183)	2,050,183

Total investments at value (cost—$137,226,360)	141,317,382

Interest receivable	1,851,493

Receivable for investments sold	8,053,165

Other assets	25,875

Total assets	151,247,915

Liabilities:
Payable for investments purchased	8,483,003

Payable for investment advisory fees	333,792

Payable for directors’ fees	8,029

Accrued expenses and other liabilities	77,594

Total liabilities	8,902,418

Net assets:
Capital stock—$0.01 par value;12,000,000 shares authorized;
8,775,665 shares issued and outstanding	135,116,083

Undistributed net investment income	1,674,257

Accumulated net realized gain from investment activities	1,464,135

Net unrealized appreciation of investments	4,091,022

Net assets	$142,345,497

Net asset value per share	$16.22

See accompanying notes to financial statements

28

Fort Dearborn Income Securities, Inc.

Statement of operations

For the six
months ended
March 31, 2010
(unaudited)

Investment Income:
Interest	$2,915,771

Affiliated interest	2,915

Dividends	1,454

Total investment income	2,920,140

Expenses:
Investment advisory fees	335,481

Reports and notices to shareholders	55,232

Professional fees	38,312

Custody and accounting fees	29,198

Transfer agency fees	20,869

Listing fees	11,843

Directors’ fees	7,408

Franchise taxes	4,947

Insurance expense	4,133

Other expenses	5,480

Total expenses	512,903

Net investment income	2,407,237

Realized and unrealized gains/(losses) from investment activities:
Net realized gain from investment activities	4,344,122

Net change in unrealized depreciation of investments	(3,088,832)

Net realized and unrealized gain from investment activities	1,255,290

Net increase in net assets resulting from operations	$3,662,527

See accompanying notes to financial statements

29

Fort Dearborn Income Securities, Inc.

Statement of changes in net assets

	For the six	For the
	months ended	year ended
	March 31, 2010	September 30,
	(unaudited)	2009

From operations:
Net investment income	$2,407,237	$6,861,976

Net realized gain/(loss) from investment activities	4,344,122	(210,813)

Net change in unrealized appreciation/(depreciation) of investments	(3,088,832)	23,263,036

Net increase in net assets resulting from operations	3,662,527	29,914,199

Dividends and distributions to shareholders from:
Net investment income	(3,510,266)	(6,230,722)

Net realized gains	(2,580,046)	(87,757)

Total dividends and distributions to shareholders	(6,090,312)	(6,318,479)

Net increase/(decrease) in net assets	(2,427,785)	23,595,720

Net assets:
Beginning of period	144,773,282	121,177,562

End of period (including undistributed net investment
income of $1,674,257 and $2,777,286, respectively)	$142,345,497	$144,773,282

See accompanying notes to financial statements

30

(This page has been left blank intentionally)

31

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding throughout each period is presented below:

	For the six
	months ended
	March 31, 2010
	(unaudited)

Net asset value, beginning of period	$16.50

Net investment income(1)	0.27

Net realized and unrealized gains (losses) from investment activities	0.14

Net increase (decrease) from investment operations	0.41

Dividends from net investment income	(0.40)

Distributions from net realized gains	(0.29)

Total dividends and distributions	(0.69)

Net asset value, end of period	$16.22

Market price per share, end of period	$14.67

Total net asset value return(2)	2.58%

Total market price return(3)	3.56%

Ratios/supplemental data:
Net assets, end of period (in millions)	$142.3

Ratio of expenses to average net assets	0.72	%(4)

Ratio of net investment income to average net assets	3.37	%(4)

Portfolio turnover rate	40%

Number of shares outstanding at end of period (in thousands)	8,776

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(4)	Annualized.

See accompanying notes to financial statements

32

For the years ended September 30,

2009	2008	2007	2006	2005

$13.81	$15.68	$15.80	$16.23	$16.48

0.78	0.85	0.82	0.81	0.80

2.63	(1.83)	(0.14)	(0.28)	(0.12)

3.41	(0.98)	0.68	0.53	0.68

(0.71)	(0.80)	(0.80)	(0.82)	(0.82)

(0.01)	(0.09)	—	(0.14)	(0.11)

(0.72)	(0.89)	(0.80)	(0.96)	(0.93)

$16.50	$13.81	$15.68	$15.80	$16.23

$14.85	$12.92	$13.86	$14.04	$14.74

25.29%	(6.60)%	4.40%	3.46%	4.17%

21.08%	(0.62)%	4.31%	2.01%	5.68%

$144.8	$121.2	$137.6	$138.7	$142.5

0.85%	0.72%	0.77%	0.74%	0.74%

5.35%	5.45%	5.20%	5.19%	4.81%

117%	185%	130%	93%	78%

8,776	8,776	8,776	8,776	8,776

33

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2010 (unaudited)

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other

34

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2010 (unaudited)

instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are

35

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2010 (unaudited)

valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for interim periods and fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management

36

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2010 (unaudited)

is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes

37

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2010 (unaudited)

are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Inflation protected securities—Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

38

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2010 (unaudited)

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

39

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2010 (unaudited)

Capital stock
At March 31, 2010, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the six months ended March 31, 2010, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At March 31, 2010, the Fund owed UBS Global AM $333,792 for investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the six months ended March 31, 2010, were as follows: debt securities, excluding short-term securities and US government debt obligations, $39,897,420 and $46,640,447, respectively; and US government debt obligations, $15,655,063 and $11,395,150, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required. The tax character of distributions paid during the year ended September 30, 2009 was as follows:

Distributions paid from:	2009

Ordinary income	$6,231,135

Net long-term capital gains	87,344

$6,318,479

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending September 30, 2010.

40

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2010 (unaudited)

As of and during the six months ended March 31, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events
Events after the date of the Statement of assets and liabilities are evaluated through the date of issuance of the financial statements. The Fund had no material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the financial statements that required disclosure in or adjustment to the financial statements.

41

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of March 31, 2010, UBS Global AM had approximately $143 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $560 billion in assets under management worldwide as of March 31, 2010.

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

An annual meeting of shareholders of the Fund was held on December 4, 2009. At the meeting, Adela Cepeda, Frank K. Reilly, Edward M. Roob and J. Mikesell Thomas were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Adela Cepeda	7,589,180	335,041

Frank K. Reilly	7,595,473	328,747

Edward M. Roob	7,595,838	328,383

J. Mikesell Thomas	7,548,972	375,249

The Fund is not aware of any broker non-votes with respect to the election of directors proposal. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

42

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: http://www.ubs.com/ubsglobalam-proxy or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its

43

Fort Dearborn Income Securities, Inc.

General information (unaudited)

shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s)available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

44

Fort Dearborn Income Securities, Inc.

General information (unaudited)

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare. All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43081, Providence, RI 02940-3081. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional

45

Fort Dearborn Income Securities, Inc.

General information (unaudited)

share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

46

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47

(This page has been left blank intentionally)

48

Directors
Adela Cepeda	Edward M. Roob
Frank K. Reilly	J. Mikesell Thomas

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2010 All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.
One North Wecker Drive,
Chicago, IL 60606-2807

Item 2.   Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.   Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.   Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of Mark Kemper, the Secretary of the Fund, at UBS Global Asset Management Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11.   Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark Carver
Mark Carver
President

Date:	June 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark Carver
Mark Carver
President

Date:	June 9, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	June 9, 2010